Chaparral Energy J.P. Morgan High Yield & Leveraged Finance Conference February, 2013 Chaparral Energy J.P. Morgan High Yield & Leveraged Finance Conference February, 2013 Exhibit 99.2

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business.  In particular, careful consideration should be given to cautionary statements made in the various reports  we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward-looking statements.

3

Company Representative
Company Representative
3
Joe Evans
Chief Financial Officer
& Executive Vice President
Mark Fischer
Chief Executive Officer
& President
Patrick Graham
Manager of Corporate Planning
& Investor Relations
Earl Reynolds
Chief Operating Officer
& Executive Vice President

Founded in 1988, Based in Oklahoma City
Core areas — Mid-Continent (Oklahoma) and Permian Basin (W. Texas)
Stable 1P base with large potential upside – 771 MMBoe, R/P 16 years
Oil focused:
Third largest “oil” producer in Oklahoma
(71% oil; 29% gas) – 2012 Preliminary SEC Reserves
(64% oil; 36% gas) – 2013 Production Estimate
Growth drivers:
Near-term growth potential through drilling ~ 500,000 acres
Long-term growth through CO
2
EOR – 74 fields
¹Based on 12/31/2011 and 12/31/2012 SEC methodology
2
Preliminary Results
Company Statistics
2011 2012
2
Annual Production (Boe/d)
~23,700
~24,910
Proved Reserves (MMBoe)
1
156.3 146.1
Proved Reserves PV-10 ($ in mm)
1
$2,309 $2,068
TTM EBITDA ($ mm) $313 $330-340
4

Chaparral Overview
Chaparral Overview

Operating Areas
Operating Areas
As of December 31, 2012 (SEC)
Core Area
Growth Area
Acreage
Field Offices
Headquarters
Val Verde
Basin
5
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Anadarko
Woodford
Basin
OKC
Company Total
December 2012 proved reserves – 146.1 MMBoe
2012 average daily production – 24.9 MBoe/d
Acreage (gross / net): 1,238,747 / 628,564
North Texas
Reserves: 3.8 MMBoe, 3% of total
Production: 0.4 Mboe/d, 2% of total
Permian Basin
Reserves: 17.1 MMBoe, 12% of total
Production: 3.2 MBoe/d, 13% of total
Mid-Continent
(Anadarko Basin & Central Oklahoma)
Reserves: 117.8 MMBoe, 81% of total
Production: 19.3 MBoe/d, 78% of total
Ark-La-Tex
Reserves: 5.4 MMBoe, 4% of total
Production: 1.2 MBoe/d, 5% of total
Gulf Coast
Reserves: 2.0 MMBoe, 1% of total
Production: 0.8 MBoe/d, 3% of total

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
Year-End SEC Reserves (MMBoe)
(1)
2003 – 2012 CAGR = 12%
Annual Production (MMBoe)
2003 – 2012 CAGR = 15%
Chaparral’s reserve replacement ratio averaged 383% per year since 2003
6
6
Year Oil Gas
2007 $96.01 $6.80
2008 $44.60 $5.62
2009 $61.18 $3.87
2010 $79.43 $4.38
2011 $96.19 $4.11
2012 $94.71 $2.76
1) Reserves as of December 31
for each year calculated
using flat SEC
pricing per the following:
6

*2013B illustrated at midpoint of guidance

2011 to 2012 SEC Reserves Reconciliation
2011 to 2012 SEC Reserves Reconciliation

7 7
Product Pricing - SEC 12/31/2011
Price
12/31/2012
Price
Difference Difference
(%)
Oil ($/bbl) $            96.19 $           94.71 $   (1.48) -1.5%
Gas ($/MMBtu) $              4.12 $             2.76 $   (1.36) -33.0%
Total YTD Proved Volume
Reconciliation
Volumes in
MMBOE
Beginning Balance (12/31/2011) 156.3
2012 Production -9.1
Extensions & Discoveries 13.3
Improved Recoveries (EOR) 0.8
Divestitures -3.8
Pricing Revisions -12.0
Other Revisions 0.5
Ending Balance (12/31/2012) 146.1
Negative price revisions due to low
natural gas pricing and divestitures
reduced year end reserves by ~15.8
mmboe or 11%
Proved liquids reserves increased by
~3% compared to 2011 while total
reserves decreased by ~6.5%

Current Production - 2012
Current Production - 2012
2012 Production by Quarter
8
8 8
Production in the 4 quarter increased 4.3% over the previous quarter and increased 15.1% when compared to the 4 Quarter 2011
From 2011 to 2012, estimated liquids production
increased by over 15% and gas production declined by
approximately 8%
th
th

9

Net Debt / EBITDA
Liquidity ($mm)
Financial Position to Execute Strategy
Financial Position to Execute Strategy
$325
$300
$400
* Pro-Forma for $150mm Senior Notes Add-On and Increased Borrowing Base;
subject to 4.5x Debt / EBITDA Borrowing Base covenant
* Pro-Forma for $150mm Senior Notes Add-On
Strong Financial Position
No senior note maturities before 2020
Hedge positions in place to secure
cash flow in near term
$25
$300
$400
$550
2012 2016 2017 2018 2019 2020 2021 2022
5.6x
4.4x
4.9x
3.2x
3.3x
3.8x
2.3x
2.0x 2.0x
0.0x 0.0x
0.1x
2007 2008 2009 2010 2011 Q3, 2012
Total net debt to EBITDA
Net secured debt to EBITDA
$88
$55
$77
$429
$407
$290
$514
2007 2008 2009 2010 2011 Q3, 2012
2012    Pro
Forma*
Current Maturity Profile ($mm) *

Capital Budget
($mm)
Capital Budget
($mm)
Component 2010 2011 2012P 2013B 2013%
Drilling  $196 $172 $239 $206 50%
EOR 36 86 187 $130 32%
Enhancements 39 32 20 $20 5%
Acquisitions 41 17 48 $25 6%
Other (P&E, Capitalized
G&A, etc)
32 28 37 $30 7%
Total $344 $336 $531 $411 100%
Key Drilling Areas Capital Wells
Northern OK Mississippi
Horizontal
$107 38
Marmaton 40 11
Anadarko Cleveland Sand 20 7
Anadarko Granite Wash 7 3
Other 32 *
Total $206 59
10
EOR Field Capital
N. Burbank $84
Panhandle Area 42
Other 4
Total $130
99% of 2013 Capital Program is Oil Focused
*Includes both Operated and Non-Operated Wells

11 Drilling Resource Potential Drilling Resource Potential

Substantial Resource Potential for Near-Term Growth
Substantial Resource Potential for Near-Term Growth
12
12
Near-Term
2,640 Unrisked (1,406 Risked) Net Undrilled Wells
146 MMBoe Proved Reserves Plus 625 MMBoe Unproved Resource Potential
Conventional Drilling (ROR 50% - 75%)
Anadarko Granite Wash
Anadarko Cleveland Sand
Unconventional Resource Play Drilling (ROR 35% - 75%)
Northern Oklahoma Mississippi Play (NOMP) ~ 280,000  acres
Panhandle Marmaton ~ 50,000 acres
Anadarko Woodford Shale ~ 22,000  acres
Bone Spring/Avalon Shale ~ 18,000  acres

Northern Oklahoma Mississippi Play
The Northern Oklahoma Mississippi Play (“NOMP”) is a
key near–term focus area for Chaparral
Chaparral acreage over 280,000 net acres in the NOMP
Over 151 MMBoe of potential
1,740 unrisked drilling well inventory
Chaparral Acreage
13
KS
OK
Emerging
Core
IP Rates: 300 – 600 Boe/d
EUR: 300 – 400 MBoe
Well Cost: $3.0 – $4.0 million
% Oil 40% – 50%
IRR: 25% – 60%
IP Rates: 70 – 300 Boe/d
EUR: 50 – 150 Mboe
Well Cost: $1.8 – $2.3 million
% Oil 100%
IRR: 25% – 40%
NOMP Emerging Well Economics
NOMP Core Well Economics
Overview
NOMP Asset Map

Marmaton Shelf Play
Marmaton Shelf Play
Johnston 1H-24
IP +300 Boepd
Lamaster 1H-23
IP +600 Boepd
Marmaton Vertical Production
Chaparral Acreage
Net Acreage:  50,000
14
IP Rates: 150 – 600 Boe/d
EUR: 150 – 200 Mboe
Well Cost: $3.5 – $4.0 million
% Oil 80%
IRR: 30% – 50%
Jay 1H-1098
IP +150 Boepd
Marmaton Well Economics

15 Chaparral: Chaparral: A Growing Mid-Continent CO 2 EOR Company A Growing Mid-Continent CO 2 EOR Company

# of Active
Producer
CO2-EOR Projects
31
22
8
7
7
7
6
5
4
4
4
Total 105
Source: April 2012 Oil & Gas Journal
Note: Chaparral projects include the North Burbank Unit

Chaparral is a Leader in the CO2-EOR Industry
Chaparral is the third most active CO2-EOR producer in the U.S.

Long Life EOR Assets in Four Key Growth Areas
Long Life EOR Assets in Four Key Growth Areas
Panhandle
Area
Permian
Basin
Central
Oklahoma
Area
Burbank
Area
74 Fields
200+ MMBoe Potential Reserves
Low Geologic Risk
Attractive Economics
ROR – 25% to 40%
ROI – 2.5:1 to 3.5:1
Capital Requirements - $75-$150 mm/yr
Long-term growth potential -
30-40% CAGR expected through 2020
405 miles of CO
2
Pipelines (net 245)
CO
2
Supply – 95 MMcfd
Current: 50 MMcfd
Coffeyville Contract: 45 MMcfd

18

Current CO
2
Infrastructure/Future EOR Potential
Current CO
2
Infrastructure/Future EOR Potential
Total OOIP 3,735 MMBo
Primary Production         628 MMBo
Secondary Recovery 597 MMBo
Tertiary Potential   410 MMBo
Net Tertiary Potential 197 MMBo
Active CO2
fields
CO2
fields in 5 year plan
Chaparral Owned Potential
CO2
fields
CO2
Source Locations
Chaparral
CO2
Pipelines
Third Party
CO2
Pipelines

EOR 2013 Capital Budget
(1)
EOR 2013 Capital Budget
(1)
19
Budget by Category ($mm)
2012P 2013B
Infrastructure / Pipelines 105 62
Drilling 20 16
Enhancements / CO
2
Purchases
62 52
Total $187 $130
Panhandle
Area
Permian
Basin
Central
Oklahoma
Area
Burbank
Area
(1)
Does not include Capitalized G&A

Monthly Incremental EOR from Active CO 2 Projects 20 Avg. +41% CAGR

Chaparral – Potential EOR Production Growth Chaparral – Potential EOR Production Growth 21 Business Plan Add C02 Others

22 North Burbank CO 2 Development North Burbank CO 2 Development

Burbank Area Potential CO
2
Projects
Burbank Area Potential CO
2
Projects
23
Total OOIP 1,163 MMBbls
Primary Production 239 MMBbls
Secondary Recovery 211 MMBbls
Tertiary Potential   119 MMBbls
Net Tertiary Potential 100 MMBbls
Burbank Area:
Net Potential:    100 MMBoe, 51% of total

Burbank in Perspective Burbank in Perspective 24 Secondary Development Primary Development Tertiary Development 110 Years “Waterflood” +8000 BOPD

25 Ph-I Vicinity North Burbank Unit – Miscibility Pressure Build Dec 2012 Average pressure 1650 psia

Coffeyville CO
2
System
Coffeyville CO
2
System
26
The Coffeyville CO
2
System
$110 million of total capital expenditures
23,500 HP compression facility
68.3-mile 8-inch pipeline with potential
capacity of approximately 60 MMcf/d.
CO
2
is sourced from the CVR Partners
fertilizer plant in Coffeyville, KS.
Online and operational in March 2013
Coffeyville CO2 System Asset Map

27 COFFEYVILLE CO 2 PLANT COFFEYVILLE CO 2 PLANT

28 COFFEYVILLE CO 2 PLANT COFFEYVILLE CO 2 PLANT

29 COFFEYVILLE CO 2 PLANT COFFEYVILLE CO 2 PLANT

30 COFFEYVILLE CO 2 PLANT COFFEYVILLE CO 2 PLANT

31 COFFEYVILLE CO 2 PLANT COFFEYVILLE CO 2 PLANT

COFFEYVILLE CO
2
PIPELINE: TRENCHING RIGHT OF WAY
COFFEYVILLE CO
2
PIPELINE: TRENCHING RIGHT OF WAY
Digging the trench in preparation for laying the pipeline
~68 miles; Coffeyville, KS to Shidler, OK

33 COFFEYVILLE CO 2 PIPELINE: CLEARING RIGHT-OF-WAY COFFEYVILLE CO 2 PIPELINE: CLEARING RIGHT-OF-WAY Final Efforts: • Borings (Pic) • Hydro-test

34 Other CO 2 Injection Projects Other CO 2 Injection Projects

Camrick CO 2 –EOR Flood Camrick CO 2 –EOR Flood 35

36 North Perryton CO 2 –EOR Flood North Perryton CO 2 –EOR Flood

37 Booker Area CO 2 –EOR Flood Booker Area CO 2 –EOR Flood

38 Farnsworth Area CO 2 –EOR Flood (West Side Only) Farnsworth Area CO 2 –EOR Flood (West Side Only)

Potential in Excess of 771 MMBoe
Potential in Excess of 771 MMBoe
* Woodford, Bone Spring, Avalon, Cleveland Sand, Granite
Wash, and Marmaton
(1)
Near-term + Long-term
strategy yields significant
value increase
~ 70% Oil
Near-term focus on NOMP
De-risk play, unlock value
Production growth
Long-term focus on EOR
Low-risk production upside
Long-life, stable production

40 Financial Overview Financial Overview

41 Financial Summary Financial Summary

Financial Metrics per Boe Financial Metrics per Boe 42

Operating Statistics
2012
Guidance
2013
Guidance
Capital Expenditures $460 million $410 - $420 million
Production 8.8 -9.0 MMBoe 9.6 - 9.8 MMBoe
General and Administrative $5.75 – $6.25/Boe $5.50 - $6.00/Boe
Lease Operating Expense $14.25 - $14.75/Boe $14.25 - $14.75/Boe
2012 and 2013 Guidance
2012 and 2013 Guidance

% of Total Proved Reserves Hedged (as of February 20, 2013)
Hedge Portfolio
Note: Dollars represent average strike price of hedges (includes all derivative instruments)
Gas Basis Hedges
YR Price % TP
’13 $ 0.20 82%
’14 $ 0.23 69%

Question & Answer Question & Answer 45